Exhibit 99.1

Susquehanna Bancshares, Inc.
Annual Shareholders’ Meeting
Susquehanna Bancshares, Inc.
Annual Shareholders’ Meeting
May 7, 2010
Hershey Lodge and Convention Center
Hershey, PA
May 7, 2010
Hershey Lodge and Convention Center
Hershey, PA

3 William J. Reuter Chairman & CEO

I pledge allegiance to the flag of the United States of America and to the republic for which it stands: one nation under God, indivisible, with liberty and justice for all.

Directors of Susquehanna
Directors of Susquehanna
Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Peter DeSoto
Eddie L. Dunklebarger
Bruce A. Hepburn
Donald L. Hoffman
Guy W. Miller, Jr.
Michael A. Morello
Scott J. Newkam
E. Susan Piersol
M. Zev Rose
Christine Sears
James A. Ulsh
Dale M. Weaver
Roger V. Wiest, Sr.

6 Outside Counsel and CPA Outside Counsel and CPA Joanne R. Soslow, Esq. Morgan, Lewis & Bockius, LLP Stephen Connelly PricewaterhouseCoopers, LLP

7 Executive Officers Executive Officers Edward Balderston, Jr. Drew K. Hostetter James G. Pierné Michael M. Quick

Management Team
Management Team
Peter R. Unger
Stephen E. DiNovis
Kenneth R. Collins
Lisa M. Cavage
Bernard A. Francis, Jr.
Michael E. Hough
Rodney A. Lefever
Joseph R. Lizza
John H. Montgomery
Jeffrey M. Seibert
Edward J. Wydock

10 Judge of Election and Proxies Judge of Election and Proxies Scot B. Crichton Broadridge Financial Solutions, Inc. Samuel G. Reel, Jr. Thomas R. Diehl

Nominations to Board of Directors
Nominations to Board of Directors
Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Bruce A. Hepburn
Donald L. Hoffman
Scott J. Newkam
Christine Sears
James A. Ulsh
Roger V. Wiest, Sr.

13 Additional Orders of Business Additional Orders of Business Advisory Vote on Executive Compensation Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants

Voting Results: Directors Elected
Voting Results: Directors Elected
Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Bruce A. Hepburn
Donald L. Hoffman
Scott J. Newkam
Christine Sears
James A. Ulsh
Roger V. Wiest, Sr.

Voting Results: Motions Approved
Voting Results: Motions Approved
Resolution Regarding Executive Compensation
Approved, in an Advisory Vote
Ratification of PricewaterhouseCoopers LLP as
Independent Registered Public Accountants

Outgoing Board Members
Outgoing Board Members
M. Zev Rose
Director since 2002
Served on subsidiary bank board since 1985
Dale M. Weaver
Director since 2007
Served on subsidiary bank board since 1977

Forward-looking Statements
Forward-looking Statements
During the course of this presentation, management may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna. In particular, certain statements made during this presentation may include forward-looking statements relating to: our ability to manage and monitor the impact of the recession; our expectations regarding economic conditions in our market area; our expectations regarding credit quality; our expectations regarding our ability to repay the Treasury’s remaining investment in Susquehanna under the Capital Purchase Program; our expectations regarding future regulatory changes; our expectations regarding dividend payments; our ability to maintain loan growth; and our ability to achieve our future financial goals.
We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. The factors that may affect these statements and our financial performance, include, but are not limited to, adverse changes in our loan and lease portfolios and the resulting credit-risk-related losses and expenses; continued levels of our loan and lease quality and origination volume; changes in consumer confidence spending and savings habits relative to the bank and non-bank financial services we provide; the adequacy of loss reserves; the loss of certain key officers; our ability to maintain our relationships with major customers; our ability to continue to grow our business internally and through acquisition and successful integration of bank and non-bank entities while controlling our costs; adverse national and regional economic and business conditions; compliance with laws and regulatory requirements of federal and state agencies; competition from other financial institutions in originating loans, attracting deposits, and providing various financial services that may affect our profitability; the ability to hedge certain risks economically; greater reliance on wholesale funding because our loan growth has outpaced our deposit growth, and we have no current access to the securitization markets; the pace of our loan growth compared to our deposit growth; and our success in managing the risks involved in the foregoing.

For a more detailed description of the factors that may affect Susquehanna’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities & Exchange
Commission, including our annual report on Form 10-K/A for the year ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended March 31, 2010. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our Web site
www.susquehanna.net.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Throughout this presentation we will show you certain
financial measures of Susquehanna's performance or
financial position that are not GAAP-based measures.
Each one will be denoted with an asterisk (*). The SEC
requires us to provide you with a definition of each
measure and a reconciliation of the measure to the
most directly comparable GAAP-based measure. We
have posted these definitions and reconciliations to
our web site, and you may view them by going to
www.susquehanna.net, clicking on  "Investor
Relations" section of the title bar, and then clicking on
“Presentations".

22

2009 Accomplishments
2009 Accomplishments
Improved mix of deposits to lower cost of funds
Time deposits reduced by 20%
Core deposits increased by 19%
4
th
quarter net interest margin of 3.77%, highest
among our peer banks in northeastern U.S.
Originated $2.3 billion in loans
Wealth Management business generated 18%
increase in income before taxes
Controlled costs to improve efficiency

2009 Challenges
2009 Challenges
Credit Quality
Repositioned commercial lenders to assist borrowers
Conducted special reviews of loans to certain industries
Reduced relative size of construction lending portfolio
Higher FDIC Payments
$3 million in 2008
$75 million in 2009
Regulatory Changes
Overdraft fees

2010 Developments
2010 Developments
Capital Raise
$345 million in common stock
$50 million in trust preferred securities
Capital Purchase Program Redemption
Repaid $200 million of funds to U.S. Treasury
Retained $100 million until further economic recovery
$10 million reduction in annual preferred dividend costs

Capital Ratios
Capital Ratios
10.0% 16.98% Total Risk-Based
Capital Ratio
6.0% 14.67% Tier 1 Capital Ratio
5.0% 12.45% Leverage Ratio
N/A 9.03% Tier 1 Common Ratio*
N/A 7.78% Tangible Common
Ratio
(1) *
Well-Capitalized
Threshold
At March 31, 2010
(1) Includes deferred tax liability associated with intangibles of $43.0 million.

27

28 Drew Hostetter Chief Financial Officer

29 Susquehanna Stock Price

30 Non-accruing loans + OREO + 90 days or more past due ÷ Tangible common equity + Loan and lease loss reserve Texas Ratio* a non-GAAP financial measure Texas Ratio* a non-GAAP financial measure

Peer Companies
Peer Companies
Asset
Peers Size Symbol
Webster Financial Corporation $18.0 billion WBS
Waterbury, CT
Fulton Financial Corporation $16.4 billion FULT
Lancaster, PA
First Niagara Financial Group, Inc. $15.0 billion FNFG
Buffalo, NY
Valley National Bancorp. $14.5 billion VLY
Wayne, NJ
Firstmerit Corporation $12.3 billion FMER
Akron, OH
Wilmington Trust Corporation $10.6 billion WL
Wilmington, DE
National Penn Bancshares, Inc. $9.2 billion NPBC
Boyertown, PA
Susquehanna Bancshares, Inc. $13.8 billion SUSQ
Lititz, PA

Peer Companies’ Texas Ratios
Peer Companies’ Texas Ratios
At
Peer Texas ratio
FNFG 4.95%
VLY 9.76%
FMER 12.96%
NPBC 17.14%
FULT 24.01%
WBS 30.16%
SUSQ 30.62% *
WL 62.60%
Average 23.08%
SUSQ Stock Price $5.89
12/31/2009

33 Susquehanna NPA Ratio Susquehanna NPA Ratio 1Q09 2Q09 3Q09 4Q09 1Q10 1.98% 2.49% 2.90% 2.63% 2.89% Non accruing loans + OREO + 90 days or more past due divided by total loans, leases and OREO

Peer Companies’ NPA Ratios
Peer Companies’ NPA Ratios
At At
3/31/2010 12/31/2009
VLY 1.05% 1.08%
FNFG 1.14% 1.03%
FMER 1.93% 1.96%
NPBC 1.96% 2.15%
FULT 2.60% 2.54%
SUSQ 2.89% 2.63%
WBS 3.38% 3.53%
WL 6.33% 5.79%
Average 2.66% 2.59%

35 SUSQ Tangible Common Equity to Tangible Assets Ratio * SUSQ Tangible Common Equity to Tangible Assets Ratio * 1Q09 2Q09 3Q09 4Q09 1Q10 4.88% 4.97% 5.29% 5.31% 7.78%

Peers’ Tangible Common Equity
to Tangible Assets Ratio
Peers’ Tangible Common Equity
to Tangible Assets Ratio
At At
3/31/2010 12/31/2009
FNFG 10.51% 10.54%
WL 8.18% 5.40%
FULT pro forma 7.98% 6.30%
FMER 7.93% 8.99%
SUSQ 7.78% * 5.31% *
NPBC 6.91% 6.64%
VLY 6.55% 6.68%
WBS 5.59% 5.54%
Average 7.66% 7.16%

37 SUSQ Loan Lease Loss Provision to Average Loans Lease Ratios SUSQ Loan Lease Loss Provision to Average Loans Lease Ratios 1Q09 2Q09 3Q09 4Q09 1Q10 1.47% 2.04% 1.93% 2.21% 1.83%

Peers’ Loan Lease Loss Provision
to Average Loans Lease Ratios
Peers’ Loan Lease Loss Provision
to Average Loans Lease Ratios
1Q10 2009
VLY 0.54% 0.49%
FNFG 0.73% 0.65%
FULT 1.36% 1.59%
FMER 1.45% 1.38%
WBS 1.59% 2.59%
SUSQ 1.83% 1.92%
NPBC 2.20% 2.45%
WL 3.56% 2.22%
Average 1.66% 1.66%

39 SUSQ Pre-Provision Pretax Income to Average Assets Ratio SUSQ Pre-Provision Pretax Income to Average Assets Ratio 1Q09 2Q09 3Q09 4Q09 1Q10 1.27% 0.93% 1.56% 1.79% 1.55%

Peers’ Pre-Provision Pretax Income to
Average Assets Ratio
Peers’ Pre-Provision Pretax Income to
Average Assets Ratio
1Q10 2009
FULT 1.89% 1.70%
FMER 1.80% 1.91%
FNFG 1.62% 1.42%
SUSQ 1.55% 1.39%
VLY 1.50% 1.51%
NPBC 1.40% 0.18%
WL 1.20% 1.46%
WBS 1.02% 0.99%
Average 1.50% 1.32%

41 SUSQ Margin Trend FTE SUSQ Margin Trend FTE 1Q09 2Q09 3Q09 4Q09 1Q10 3.40% 3.52% 3.64% 3.77% 3.80%

Peers’ Margin Trend FTE
Peers’ Margin Trend FTE
1Q10 2009
SUSQ 3.80% 3.58%
FULT 3.78% 3.52%
FMER 3.72% 3.58%
VLY 3.65% 3.49%
FNFG 3.61% 3.65%
NPBC 3.44% 3.18%
WBS 3.28% 3.13%
WL 3.03% 3.08%
Average 3.54% 3.40%

43 SUSQ Texas Ratio * SUSQ Texas Ratio * 1Q09 2Q09 3Q09 4Q09 1Q10 25.69% 31.06% 34.18% 30.62% 24.72%

Peers’ Texas Ratio at 03/31/10
Peers’ Texas Ratio at 03/31/10
At
3/31/2010
FNFG 5.41%
VLY 9.71%
FMER 13.38%
NPBC 15.16%
FULT pro forma 20.40%
SUSQ 24.72% *
WBS 27.91%
WL 48.83%
Average 20.11%
SUSQ Stock Price $10.90

Lycoming
Luzerne
Union
Snyder
Northumberland
Schuylkill
Lehigh
Northampton
Dauphin
Harrisburg
Berks
Montgomery
Philadelphia
Cumberland
Lancaster
Chester
Bedford
Delaware
Burlington
Camden
Franklin
Adams
York
Garrett
Allegany
Washington
Carroll
Harford
Gloucester
Berkeley
Baltimore
Atlantic
Baltimore
Cumberland
Howard
Anne Arundel
Washington D.C.
Worcester

46 Susquehanna Bank Market Area Susquehanna Bank Market Area

Susquehanna Strengths
Susquehanna Strengths
Unique market footprint
Demographically and economically diverse
Strong market presence
Among top 4 banks in market share in 11 out of 20
markets
From 2004 – 2009, improved market share in 16 out of
20 markets
Significant market share in Lancaster, PA and
Hagerstown, MD
Opportunity for growth in Baltimore and Philadelphia

Susquehanna Strengths
Susquehanna Strengths
Lending focused in relatively stable geographic
market
Wide range of financial products & services creates
opportunity for cross-selling
Customer service
Susquehanna Bank ranked second among Mid-Atlantic
banks in J.D. Power and Associates 2010 Retail
Banking Satisfaction Study

50 Questions and Answers Questions and Answers Microphones are available at the front of the aisles.

51 Quarterly Webcast Quarterly Webcast www.susquehanna.net

Susquehanna Bancshares, Inc. Annual Shareholders’ Meeting Susquehanna Bancshares, Inc. Annual Shareholders’ Meeting Thank you for attending. Thank you for attending.